                                                                    Exhibit 99.3


Netcentives Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Netcentives Inc. (Netcentives) of all outstanding shares of Post Communications, Inc. (referred to as "Post") and the acquisition by Netcentives of all outstanding shares of UVN Holdings, Inc. and Subsidiary and SHC Venture L.L.C. (collectively referred to as "UVN") in transactions accounted for as purchases.

The pro forma condensed combined statements of operations of Netcentives Inc. for the year ended December 31, 1999 assume that the acquisition of Post and UVN took place as of January 1, 1999. The statements combine Netcentives', Post's and UVN's statements of operations for the year ended December 31, 1999.

The pro forma condensed combined balance sheet as of December 31, 1999 combines Netcentives' and UVN's December 31, 1999 balance sheet with Post's December 31, 1999 balance sheet, as if the acquisition had been consummated on that date.

The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this filing and are subject to change based on completion of the final purchase price allocation, including completion of third-party appraisals.

Netcentives' condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included in its Form 10-K for the period ended December 31,1999 filed on March 30, 2000. Post's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included elsewhere in this filing. UVN's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included in a Form 8-K/A that was previously filed, on May 19, 2000.

             PRO FORMA UNAUDITED CONDENSED COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1999
                                (IN THOUSANDS)


                                                     Netcentives         SHC Venture,      UVN         Pro Forma
                                                       Inc.                L.L.C      Holdings, Inc.  Adjustments
ASSETS
   Current Assets:
     Cash and equivalents                          $   75,290        $       308    $           43  $     (4,535)(B)
     Short-term investments                            10,812                  -                 -             -
     Accounts receivable                                2,169                423                26             -
     Prepaid incentive awards                           1,534                  -                 -             -
     Prepaid expenses and other current assets          1,169                 13                 4             -
                                                    ------------------------------------------------------------
          Total Current Assets                         90,974                744                73        (4,535)

     Property and equipment-net                         8,963                 38               258             -
     Intangibles assets-net                             1,724                  -                 -        26,334 (A)
     Other assets                                       3,040                 13               644             -
                                                    ------------------------------------------------------------
                                                       13,727                 51               902        26,334

          Total Assets                             $  104,701        $       795    $          975  $     21,799
                                                    ============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities:
     Accounts payable                              $    1,134        $     1,960    $           41  $          -
     Accrued compensation and benefits                  1,818                  -                 -             -
     Accrued redemption costs                           2,256                  -                 -             -
     Other accrued liabilities                          2,926                125               362          (174)(B)
     Deferred revenue-product                           6,489                  -                 -             -
     Deferred revenue-services                          3,572                  -                 -             -
     Current portion of long-term obligations           1,008                  -               334          (334)(B)
                                                    ------------------------------------------------------------
          Total current liabilities                    19,203              2,085               737          (508)

     Long-term obligations                              1,234              1,217             3,951        (1,950)(B)

 Stockholders' Equity
     Common stock                                          33                  -                 -             -
     Preferred stock                                        -                  -                 -             -
     Paid-in capital                                  165,731                  -                10        18,027 (B)
     Deferred stock expenses                          (15,665)                 -                 -             -
     Receivables sales of stock                          (450)                 -                 -             -
     Accumulated deficit                              (65,385)            (2,507)           (3,723)        6,230 (B)
                                                    ------------------------------------------------------------
          Total stockholders' equity                   84,264             (2,507)           (3,713)       24,257

          Total liabilities and stockholders'
          equity                                   $  104,701        $       795    $          975  $     21,799
                                                    ============================================================


                                                                            Post
                                                                       Communications     Pro Forma       Pro Forma
                                                      Subtotal              Inc.         Adjustments      Combined
ASSETS
   Current Assets:
     Cash and equivalents                          $   71,106        $     5,479    $       (4,463)(C) $     72,122
     Short-term investments                            10,812                  -                 -           10,812
     Accounts receivable                                2,618                581                 -            3,199
     Prepaid incentive awards                           1,534                  -                 -            1,534
     Prepaid expenses and other current assets          1,186                730                 -            1,916
                                                    -----------------------------------------------------------------
          Total Current Assets                         87,256              6,790            (4,463)          89,583

     Property and equipment-net                         9,259              1,918                 -           11,177
     Intangibles assets-net                            28,058                  -           336,754 (D)      364,812
     Other assets                                       3,697                221                 -            3,918
                                                    -----------------------------------------------------------------
                                                       41,014              2,139           336,754          379,907

          Total Assets                             $  128,270        $     8,929    $      332,291     $    469,490
                                                    =================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities:
     Accounts payable                              $    3,135        $     1,113    $            -     $      4,248
     Accrued compensation and benefits                  1,818                  -                 -            1,818
     Accrued redemption costs                           2,256                  -                 -            2,256
     Other accrued liabilities                          3,239              4,500                 -            7,739
     Deferred revenue-product                           6,489                  -                 -            6,489
     Deferred revenue-services                          3,572                495                 -            4,067
     Current portion of long-term obligations           1,008              1,870                 -            2,878
                                                    -----------------------------------------------------------------
          Total current liabilities                    21,517              7,978                 -           29,495

     Long-term obligations                              4,452              1,670                 -            6,122

 Stockholders' Equity
     Common stock                                          33                  -                 6 (E)           39
     Preferred stock                                        -              9,750            (9,750)(E)            -
     Paid-in capital                                  183,768              8,151           323,642 (E)      515,561
     Deferred stock expenses                          (15,665)            (5,460)            5,460 (E)      (15,665)
     Receivables sales of stock                          (450)              (227)                -             (677)
     Accumulated deficit                              (65,385)           (12,933)           12,933 (E)      (65,385)
                                                    -----------------------------------------------------------------
          Total stockholders' equity                  102,301               (719)          332,291          433,873

          Total liabilities and stockholders'
          equity                                   $  128,270        $     8,929    $      332,291     $    469,490
                                                    =================================================================

      See accompanying notes to unaudited pro forma condensed combined financial statements.

        PRO FORMA UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                     SHC               UVN               UVN
                                               Netcentives         Venture,         Holdings,         Pro Forma
                                                  Inc.              L.L.C.            Inc.           Adjustments
                                               -------------------------------------------------------------------
Revenues:
   Product                                         $    859          $ 1,773         $       -
   Program related services                           2,672                -               360              (324)  (F)
   Direct marketing services                              -                -                 -
   Technical consulting services                      4,310                -                 -
                                               -------------------------------------------------------------------

       Total revenues                                 7,841            1,773               360              (324)

Costs and expenses:
   Cost of product revenues                             968            2,159                 -              (324)  (F)
   Program-related services, marketing
     and support costs                               23,425                -                 -
   Cost of direct marketing services                      -                -                 -
   Cost of technical consulting
     services revenues                                3,056                -                 -
   Research and development                           5,321                -                 -                75   (G)
   Selling, general
     and administrative                               9,139            2,198                               1,081   (F), (G)
   Operating expenses                                     -                -             1,156            (1,156)  (G)
   Amortization of deferred
    stock compensation                                4,105                -                 -
   Amortization of supplier
    stock and other stock
    arrangements                                      8,551                -                 -
   Amortization of intangibles                        1,777                -                 -             5,112   (H)
                                               -------------------------------------------------------------------

       Total costs and expenses                      56,342            4,357             1,156             4,788

Loss from operations                                (48,501)          (2,584)             (796)           (5,112)
Interest income                                       1,978                6                 4              (240)  (I)
Other income                                              -              900               452
Cumulative effect of change
   in accounting method                                   -                -                 -
Interest expense                                       (305)             (61)             (288)
                                               -------------------------------------------------------------------

Net Loss                                           $(46,828)         $(1,739)        $    (628)          $(5,352)
                                               ===================================================================

Net Loss per share                                 $  (4.99)
                                               ============
Shares used in computing per
   share amounts-
   basic and diluted                                  9,376
                                               ==============
                                                                       Post               Post
                                                                 Communications,       Pro Forma               Pro Forma
                                                   Subtotal            Inc.           Adjustments              Combined
                                               --------------------------------------------------          -------------
Revenues:
   Product                                         $  2,632      $                    $                        $   2,632
                                                                 -                    -
   Program related services                           2,708                    -                -                  2,708
   Direct marketing services                              -                2,899             (213)  (K)            2,686
   Technical consulting services                      4,310                    -                -                  4,310
                                               --------------------------------------------------          -------------

       Total revenues                                 9,650                2,899             (213)                12,336

Costs and expenses:
   Cost of product revenues                           2,803                    -                -                  2,803
   Program-related services, marketing                                         -
     and support costs                               23,425                    -                7   (K)           23,432
   Cost of direct marketing services                      -                2,471             (220)  (K)            2,251
   Cost of technical consulting                                                -
     services revenues                                3,056                    -                -                  3,056
   Research and development                           5,396                1,220                -                  6,616
   Selling, general                                                            -
     and administrative                        (F)   12,418                4,889                -                 17,307
   Operating expenses                                     -                    -                -                      -
   Amortization of deferred
    stock compensation                                4,105                1,057                -                  5,162
   Amortization of supplier
    stock and other stock
    arrangements                                      8,551                    -                -                  8,551
   Amortization of intangibles                        6,889                    -           79,295   (L)           86,184
                                               --------------------------------------------------          -------------

       Total costs and expenses                      66,643                9,637           79,082                155,362

Loss from operations                                (56,993)              (6,738)         (79,295)              (143,026)
Interest income                                       1,748                    -             (223)  (J)            1,525
Other income                                          1,352                    -                -                  1,352
Cumulative effect of change
   in accounting method                                   -                  230                -                    230
Interest expense                                       (654)              (1,247)               -                 (1,901)
                                               --------------------------------------------------          -------------

Net Loss                                           $(54,547)             $(7,755)        $(79,518)             $(141,820)
                                               ==================================================          =============

Net Loss per share                                                                                             $  (11.00)
                                                                                                           =============
Shares used in computing per
   share amounts-
   basic and diluted                                                                                              15,600
                                                                                                           =============

See accompanying notes to unaudited pro forma condensed combined financial statements.

NETCENTIVES INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

UVN

The total purchase price of UVN reflects a cash payment of $2,788,000 as well as the issuance of 371,532 shares of Netcentives' common stock. The total purchase price was determined as follows (in thousands):

Value of Netcentives' common stock       $ 18,027
Cash payment                                2,788
Liabilities assumed                         4,631
Other direct acquisition expenses           2,077
                                         --------
                                         $ 27,523
                                         ========

The valuation of our common stock is based on its closing price for the five calendar days ending on the trading day immediately prior to the date of "Agreement and Plan of Reorganization" referenced in the Form 8-K filed March 20, 2000.

The total purchase price of the UVN acquisition will be allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $27,523,000 in excess of identifiable assets acquired of $25,548,000 have been preliminarily classified as intangible assets. The Company expects to complete the purchase price allocation during the second quarter of 2000.

Post Communications

The total purchase price of Post reflects an issuance of 5,965,504 shares of Netcentive's common stock. The total purchase price was determined as follows (in thousands):

Value of Netcentives' common stock                           $ 308,790
Value of options assumed                                        14,858
Other direct acquisition expenses                                4,463
                                                             ---------
                                                             $ 328,111
                                                             =========

The valuation of our common stock and common stock options are based on the average closing price for the five day period beginning two days prior to the signing of the "Agreement and Plan of Reorganization" dated February 15, 2000, referenced in the Form 8-K filed on April 21, 2000.

The total purchase price of the Post acquisition which is based on preliminary purchase allocations as if the acquisition of UVN occurred on December 31, 1999 will be allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $328,111,000 in excess of identifiable assets acquired of $317,181,000 have been preliminarily classified as intangible assets.

Pro forma adjustments are as follows:

(A) To reflect allocation of purchase price to goodwill and other intangible assets of approximately $26,334,000 identified in the purchase price allocation resulting from the acquisition of UVN.
(B) To reflect the purchase price paid as follows: issuance of our common stock valued at approximately $18,027,000, a cash payment of $2,458,000 and acquisition related expenses of approximately $2,077,000 and liabilities assumed of approximately $4,301,000. These numbers are different from values at acquisition due to standard operating activities.
(C)  To reflect deal costs related to the acquisition.
(D) To reflect allocation of purchase price to goodwill and other intangible assets of approximately $336,754,000. Amount differs from amount recorded at acquisition due to stock issuance by Post offset by operating losses between December 31, 1999 and date of acquisition.
(E) To reflect the purchase price paid as follows: issuance of common stock and options assumed valued at approximately $323,648,000 and acquisition related expenses of approximately $4,463,000.
(F) To eliminate intercompany charges to revenues recognized by UVN Holdings, Inc. related to fees paid by SHC Venture, L.L.C.
(G) To reflect the presentation of operating expenses related to UVN on a basis consistent with Netcentives Inc. financial statements.
(H) To reflect the amortization of approximately $25,548,000 of estimated intangible assets resulting from the UVN acquisition. The intangible assets will be amortized ratably over an estimated useful life of five years. The Company expects to complete the purchase price allocation during the second quarter of 2000.
(I) To reflect the reduction of interest income as of result of the $4,865,000 of cash paid for the acquisition of UVN.
(J) To reflect the reduction of interest income as a result of the $4,463,000 of cash paid for the acquisiton of Post.
(K) To reflect intercompany charges recognized by Post Communications, Inc. related to fees paid by Netcentives.
(L) To reflect the amortization of approximately $317,181,000 of estimated intangible assets resulting from the acquisition. The intangible assets will be amortized ratably over an estimated useful life of four years. The Company expects to complete the purchase price allocation during the second quarter of 2000.